    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 1, 1999

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          NEXTEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                        (State or Other Jurisdiction of
                         Incorporation or Organization)
                                   36-3939651
                                (I.R.S. Employer
                             Identification Number)

                            2001 EDMUND HALLEY DRIVE
                             RESTON, VIRGINIA 20191
                                 (703) 433-4000
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                            ------------------------

                             THOMAS J. SIDMAN, ESQ.
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                          NEXTEL COMMUNICATIONS, INC.
                            2001 EDMUND HALLEY DRIVE
                             RESTON, VIRGINIA 20191
                                 (703) 433-4000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)
                            ------------------------

                                   Copies to:

                              LISA A. STATER, ESQ.
                           JONES, DAY, REAVIS & POGUE
                              3500 SUNTRUST PLAZA
                              303 PEACHTREE STREET
                          ATLANTA, GEORGIA 30308-3242
                                 (404) 521-3939
                           ANDREW R. SCHLEIDER, ESQ.
                              SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 848-4000

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: as soon as practicable after this registration statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-89429

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                              AMOUNT TO BE        OFFERING PRICE          AGGREGATE            AMOUNT OF
    TITLE OF SHARES TO BE REGISTERED           REGISTERED            PER SHARE         OFFERING PRICE      REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------
Class A Common Stock; par value $.001 per
share....................................     5,031,785(1)           $83.8125           $421,726,480          $117,239.96
-----------------------------------------------------------------------------------------------------------------------------
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

(1) Includes 31,785 shares that may be sold to cover over-allotments.

(2) Registration fees in the aggregate amount of $586,199.92 were paid in connection with Registration Statement File No. 333-89429.
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

INCORPORATION BY REFERENCE

        Registration Statement on Form S-3, Registration No. 333-89429, of Nextel Communications, Inc., a Delaware corporation, filed with the Securities and Exchange Commission (the "Commission") is hereby incorporated by reference.

EXHIBITS

 5.1 Opinion of Jones, Day, Reavis & Pogue as to the validity of the shares offered.

23.1 Consent of Jones, Day, Reavis & Pogue (included in Exhibit 5.1).

23.2 Consent of Deloitte & Touche LLP.

PAYMENT OF FEE

        Nextel hereby certifies that the registration filing fee in connection with this filing has been transmitted by wire transfer to the Commission's account at Mellon Bank.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Reston, in the Commonwealth of Virginia, on November 1, 1999.

                                       Nextel Communications, Inc.

                                              By: /s/ Thomas J. Sidman
                                                  -------------------------
                                                    Thomas J. Sidman
                                                    Senior Vice President and
                                                    General Counsel

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

               NAME                               TITLE                       DATE
               ----                               -----                       ----
*                                   Chairman of the Board and Director
----------------------------------
Daniel F. Akerson

*                                   President, Chief Executive Officer
----------------------------------  and Director
Timothy M. Donahue

*                                   Executive Vice President and Chief
----------------------------------  Financial Officer (Principal
Steven M. Shindler                  Financial Officer)

*                                   Vice President and Controller
----------------------------------  (Principal Accounting Officer)
William G. Arendt

*                                   Vice Chairman of the Board and
----------------------------------  Director
Morgan E. O'Brien

*                                   Director
----------------------------------
Keith J. Bane

*                                   Director
----------------------------------
William E. Conway

*                                   Director
----------------------------------
Frank M. Drendel

*                                   Director
----------------------------------
William A. Hoglund

*                                   Director
----------------------------------
Craig O. McCaw

*                                   Director
----------------------------------
Dennis M. Weibling

                                    Attorney-in-fact                    November 1, 1999
/s/ Thomas J. Sidman
----------------------------------
Thomas J. Sidman

                                       II8